                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1995 to June 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 1995.

                                        GREEN TREE FINANCIAL CORP.



                                        BY: /s/Phyllis A. Knight
                                            ---------------------------------
                                             Phyllis A. Knight
                                             Assistant Vice President and
                                              Assistant Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of July, 1995.

                                        GREEN TREE FINANCIAL CORP.



                                        BY: /s/Phyllis A. Knight
                                            ----------------------------------
                                             Phyllis A. Knight
                                             Assistant Vice President and
                                              Assistant Controller

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-A
                                MONTHLY REPORT
                                   June 1995

                                       Distribution Date:   7/17/95
                                       CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                       Trust Account:  3334060-0

1.    Collected Amount                                         $2,141,218.35

2.    Delinquent Payments Advanced/Recovered                       14,524.22

3.    Aggregate Repurchase Price for Contracts
      to be Repurchased                                                  .00

4.    Amount Available (1+2+3)                                  2,155,742.57

      INTEREST

5.    Class A-1 Interest (7.00%)
      (a)  Current Interest                                      $152,900.49
      (b)  Amount applied to Unpaid Class
           A-1 Interest Shortfall                                        .00
      (c)  Remaining Unpaid Class A-1 Interest Shortfall                 .00


6.    Class A-2 Interest (7.45%)
      (a)  Current Interest                                      $124,787.50
      (b)  Amount applied to Unpaid Class
           A-2 Interest Shortfall                                        .00
      (c)  Remaining Unpaid Class A-2 Interest Shortfall                 .00


7.    Class M-1 Interest (7.95%)
      (a)  Current Interest                                      $113,552.50
      (b)  Amount applied to Unpaid Class
           M-1 Interest Shortfall                                        .00
      (c)  Remaining Unpaid Class M-1 Interest Shortfall                 .00

8.    Class M-2 Interest (8.25%)
      (a)  Current Interest                                       $57,406.25
      (b)  Amount applied to Unpaid Class
           M-2 Interest Shortfall                                        .00
      (c)  Remaining Unpaid Class M-2 Interest Shortfall                 .00


9.    Class B Interest (8.45%)
      (a)  Current Interest                                       $86,651.32
      (b)  Amount applied to Unpaid Class
           B Interest Shortfall                                          .00
      (c)  Remaining Unpaid Class B Interest Shortfall                   .00


10.   Monthly Principal
      (1)  Regular Principal Payments       $291,934.90
      (2)  Principal Prepayments             971,690.62
      (3)  Delinquent Principal Advanced      29,361.69
      (4)  Net Losses                         23,119.22
      (5)  Contracts Repurchased due to Breach
           of Representations and Warranties
            (See attached)                          .00

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-A
                                MONTHLY REPORT
                                   June 1995
                                    Page 2

                                      Distribution Date:  7/17/95
                                      CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                      Trust Account:  3334060-0

      (6)  Bankruptcy Write-Down                     .00
      (7)  Unpaid Principal from Prior Months        .00
      (8)  Delinquent Payments Recovered      (24,221.17)

                Total Principal                        1,291,885.26

11.   Senior Percentage for such Payment Date                  100%

12.   Senior Percentage for following Payment Date             100%

13.   Class A-1 Principal Distribution                 1,291,885.26
      (a)  Class A-1 Principal Balance                24,919,626.77

14.   Class A-2 Principal Distribution                          .00
      (a)  Class A-2 Principal Balance                20,100,000.00

15.   Class M-1 Principal Distribution                          .00
      (a)  Class M-1 Principal Balance                17,140,000.00

16.   Class M-2 Principal Distribution                          .00
      (a)  Class M-2 Principal Balance                 8,350,000.00

      CLASS B PRINCIPAL DISTRIBUTION TESTS

17.   Average Sixty-Day Delinquency Ratio Test
      (a)  Sixty-Day Delinquency Ratio for Current
           Payment Date                                        .28%
      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two
           preceding months; may not exceed 2.5%)              .17%

18.   Average Thirty-Day Delinquency Ratio Test
      (a)  Thirty-Day Delinquency Ratio for Current
           Payment Date                                         .31%
      (b)  Average Thirty-Day Delinquency Ratio
           (arithmetic average of ratios for this month
           and two preceding months; may not exceed 5.0%)       .20%

19.   Cumulative Realized Losses Test
      (a)  Cumulative Realized Losses for Current Payment
           Date (as a percentage of Cut-off Date Pool
           Principal Balance; may not exceed 10.0% from
           April 1, 1998 to March 31, 2001, 11.0% from April
           1, 2001 to March 31, 2002 and 12.0% thereafter)      .00%

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-A
                                MONTHLY REPORT
                                   June 1995
                                    Page 3

                                     Distribution Date:  7/17/95
                                     CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                     Trust Account:  3334060-0

20.   Current Realized Losses Test
      (a)  Current Realized Losses for Current
           Payment Date                                    25,058.84
      (b)  Current Realized Loss Ratio (total Realized
           Losses for most recent three months, multiplied
           by 4, divided by arithmetic average of Pool
           Scheduled Principal Balances for third preceding
           Payment and for currentPayment Date; may not
           exceed 2.5%)                                          .04%

21.   Class B Principal Balance Test
      (a) Class B Principal Balance (before any distributions
      on Current Payment Date) divided by Pool Scheduled
      Principal Balance for prior Payment Date (must
      equal or exceed 28.0%)                                   14.63%

22.   Class B Principal Distribution                             .00

23.   Class B Distribution (9+22)                          86,651.32

24.   Class B Formula Distribution Amount                  86,651.32

25.   Aggregate Certificate Principal Balance          82,815,139.77

26.   Pool Scheduled Principal Balance                 82,815,139.77

27.   Class B Principal Deficiency Amount (25-26)                .00

28.   Class B Guaranty Payment (lesser of (a) (24-27)
      - 23 or (b) Guaranty Amount from prior month)              .00

29.   Class B Principal Balance                        12,305,513.00

30.   Guaranty Amount (less of (a) $5,932,948.00 -
      Class B Guaranty Payment or (b) Class B
      Principal Balance)                                5,932,948.00

31.   Pool Factor
           Previous Month Pool Factor                      .95689782
           Current Month Pool Factor                       .94219986

32.   Aggregate Scheduled Balances of Delinquent
      Contracts as of Determination Date

      (a)  31-59 days            253,611.94    25
      (b)  60-89 days            195,558.36    14
      (c)  90 or more days        36,807.65     3

                             HOME IMPROVEMENT LOAN
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                               GREEN TREE TRUST
                                    1995-A
                                MONTHLY REPORT
                                   June 1995
                                    Page 4

                                     Distribution Date:  7/17/95
                                     CUSIP#:  393505 FM9,FN7,FP2,FQ0,FR8
                                     Trust Account:  3334060-0

33.   Liquidated Contracts                                   $23,272.18

34.   Number of Loans Remaining                                   6,283

35.   Number and Principal Balance of Contracts
      with FHA Claims finally rejected, or no FHA
      claim was submitted because FHA Insurance
      was unavailable                                4        36,673.42

36.   Monthly Servicing Fee (.75%)                            52,566.89

37.   Guaranty Fee (3% cap) and reimbursement to
      Company for prior Class B Guaranty Payments            210,267.56

      CLASS C CERTIFICATE

38.   Class C Residual Payment                                65,724.80

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                     GTHI
                                    1995-A
                                  June, 1995
                              Defaulted Contracts

                                                               Estimated
                                               Repurchase       Loss at
Account#       Principal       Interest          Amount        Sale Date
- --------      ----------       --------        ----------      ----------

15674539        7,883.63          52.16          7,935.79        8,532.66
15674999       10,178.97          67.35         10,246.32       11,064.65
15676399        5,056.62          33.45          5,090.07        5,461.53
              ----------        -------        ----------      ----------

TOTALS        $23,119.22        $152.96        $23,272.18      $25,058.84
              ==========        =======        ==========      ==========